Exhibit 99.906CERT

CERTIFICATION UNDER SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Henry J. Herrmann, President and Principal Executive Officer of Waddell & Reed Advisors Funds, Inc. (the "Registrant"), certify to the best of my knowledge that:

         1.         The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

         2.         The information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operation of the Registrant.

By /s/Henry J. Herrmann
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Henry J. Herrmann, Principal Executive Officer

Date December 5, 2003

CERTIFICATION UNDER SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Theodore W. Howard, Treasurer and Principal Financial Officer of Waddell & Reed Advisors Funds, Inc. (the "Registrant"), certify to the best of my knowledge that:

         1.         The Registrant's periodic report on Form N-CSR for the period ended September 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

         2.         The information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operation of the Registrant.

By /s/Theodore W. Howard
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Theodore W. Howard, Principal Financial Officer

Date December 5, 2003